                                      AGREEMENT

         THIS AGREEMENT is made effective as of the 12 day of March 1997 by and among DAYTON HUDSON CORPORATION, a Minnesota corporation (the "Company"), MERVYN'S, a California corporation ( "Mervyn's) and PAUL W. SAUSER ("Executive").


                                       RECITALS

         A. Executive is employed by Mervyn's, a wholly-owned subsidiary of the Company; and

         B. The Company, Mervyn's and Executive wish to sever Mervyn's and Executive's relationship as employer and employee respectively, on the terms and conditions hereafter set forth; and

         C. The Company maintains an Income Continuance Policy (the "ICP") for which Executive is eligible, the terms and provisions of which Executive has been subject to and is familiar with; and

         D. The Company delivered Notice of Termination to Executive on March 12, 1997, stating that Executive's Effective Date of Termination for ICP purposes was that same date.

         E.   The ICP requires a release in writing from Executive; and

         F. Executive acknowledges he has been advised and encouraged to review this Agreement with an attorney and is fully aware of the potential rights and remedies he may have as a result of the severance; and

         G. Executive, the Company and Mervyn's wish to memorialize herein the resolution and settlement of all their respective rights, remedies and obligations whatsoever, flowing from Executive's employment and relationships with Mervyn's and the Company and the severance and termination of the employment and those relationships.

    1.   EMPLOYMENT SEVERANCE DATE.    Although Executive's Effective Date of
Termination for ICP purposes is March 12, 1997, Executive shall perform duties assigned to him by the Company through July 31, 1997 (or any earlier date of termination), when the employer-employee relationship of Mervyn's and Executive and Executive's relationships with Mervyn's and the Company shall be severed and terminated (the "Employment Severance Date").

    2.   SALARY AND BONUS.   Executive shall be paid his regular salary for
services rendered as an employee under paragraph 1 hereof through March 15, 1997, subject to all required and voluntary withholdings. Such payments will otherwise be made in accordance with Mervyn's standard payroll practices as in effect at the time of payment. Executive acknowledges that he has received a Short-Term Incentive Plan bonus payment of $426,612 for fiscal year 1996 performance.

    3. INCOME CONTINUANCE PAYMENTS. Executive shall be entitled to forty-eight (48) consecutive equal semi-monthly income continuance payments pursuant to and subject to the terms and conditions of the ICP, the first payment commencing on or about March 31, 1997. The gross amount of each semi-monthly payment, subject to the terms and conditions of the ICP, shall be $40,275.50. The semi-monthly amount shall be reduced for taxes and other amounts required to be withheld by the Company.

    4. VACATION PAY. The Company shall pay to Executive any unused accrued vacation due Executive as of the Employment Severance Date.

    5.   HEALTH INSURANCE.   Executive may continue to participate in Mervyn's
medical and dental programs to the extent, if any, permitted by Mervyn's medical and dental plans. In order to continue such coverage, Executive must maintain continuous coverage under Mervyn's Plans and pay 102% of the full cost of such Plans. Executive acknowledges that Mervyn's may modify its premium structure, the terms of its plans and the coverages of the plans, including the termination of all or part of a plan. All insurance coverage shall terminate at the earlier of 18 months from the Employment Severance Date or when the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"), permits terminations.

    6.   LIFE INSURANCE.     Executive may take his universal life insurance
policy with him after the Employment Severance Date. In order to continue such policy, he will be required to make all payments with respect to the policy.

    7. PENSION PLAN - SAVINGS PLAN. Executive's rights, if any, under the Mervyn's Pension Plan and the Dayton Hudson Corporation Supplemental Retirement, Savings, and Employee Stock Ownership Plan will be determined under the terms of such plans as amended from time to time.

    8.   DEFERRED COMPENSATION PLAN.   Executive shall be paid his deferred
benefits, if any, under the Dayton Hudson Corporation Deferred Compensation Plan Senior Management Group and the Dayton Hudson Corporation SMG Executive Deferred Compensation Plan pursuant to the terms of such plans as amended from time to time.

    9.   EXCESS PENSION PLAN.     Executive will be paid his benefits, if any,
under the Dayton Hudson Corporation Excess Pension Plan pursuant to the terms of such plan as amended from time to time.

    10.  STOCK PLAN.    Executive's rights under the Dayton Hudson Corporation
Executive Long Term Incentive Plan of 1981 (the "LTIP") will be determined under the terms of such plan on the Employment Severance Date. Executive acknowledges that the extension of option exercise periods under Section 6.1(b)(iii) of the LTIP, the extension of the performance share earnout period under Section 5.5 of the LTIP and the proration of restricted stock under Section 7.4 of the LTIP require the consent of the Compensation Committee of Company's Board of Directors. Executive further acknowledges that such consent is in the sole discretion of such Committee. If that consent is given:

(a) Executive's stock options subject to the extension shall continue to vest and may be exercised for a period of five years from the Employment Severance Date or ten years and one day after the date of grant of the option, whichever occurs first;

(b) The period during which Executive's performance shares may be earned shall continue through the end of each performance period originally established for such performance shares; and

(c) The shares of Executive's restricted stock to be forfeited upon the termination of his employment shall be prorated through the Employment Severance Date.

Provided however, that Executive's stock options, restricted stock and performance shares may be terminated earlier as provided in paragraph 17 of this Agreement. The Company will recommend to the Compensation Committee that they so extend Executive's presently outstanding stock options (but excluding the stock options granted January 8, 1997) and performance shares and so prorate his restricted stock.

    11. OTHER BENEFITS. On or before the Termination Date, Executive may purchase his Company car for a price equal to the value of such car as carried on the Company's books at the time of such purchase. Except as specifically set forth herein, Executive shall not be entitled to any other employee benefits, fringe benefits or other renumeration or compensation.

    12. NO-RECRUITING. Executive agrees, unless he has a written agreement signed by the Chief Personnel Officer of the Company allowing him to recruit persons named in that agreement, the execution of which agreement shall be in the sole discretion of the said Chief Personnel Officer, that he will not recruit for employment, directly or indirectly, any employee of Mervyn's or the Company or any other subsidiary of the Company, until the later of the dates upon which Executive has the right to (i) receive payments pursuant to paragraph 3 of this Agreement, or (ii) exercise stock options under the LTIP.

    13.  CONSULTATION AND COOPERATION.  Following the Employment Severance
Date, the Company may request that Executive consult or cooperate with Company and Mervyn's (including, without limitation, serving as a witness or testifying on the Company's and Mervyn's behalf without subpoena), and Executive agrees to be available at mutually agreeable times to perform such duties and provide such cooperation in connection with various business and legal matters in which Executive was involved or has knowledge as result of Executive's employment with Mervyn's.
  In so consulting or cooperating, Executive shall be reimbursed his reasonable out-of-pocket expenses and he shall not be nor represent to anyone that he is an agent of the Company or Mervyn's, unless expressly authorized in writing to do so by an authorized officer of the Company or Mervyn's.

    14.  DIRECTLY COMPETITIVE EMPLOYMENT.   For purposes of Section II.G of the
ICP, "Directly Competitive Employment" shall be employment with Kmart, Kohl's or Shopko, or any parent, subsidiary, division or affiliate of any such company.

    15.  CONFIDENTIALITY.    Executive understands and agrees that the
existence and terms of this Agreement are confidential and are not to be disclosed by Executive to anyone other than Executive's spouse, attorney, financial advisor, tax advisor (each of whom must agree to keep it confidential) or pursuant to legal process.

         Executive represents and warrants that prior to signing this Agreement he has not disclosed the terms of this Agreement or any information regarding the negotiations or discussions regarding this Agreement to anyone other than his spouse, attorney, financial advisor and tax advisor (each of whom has agreed to keep such information confidential).

         Executive recognizes and acknowledges that confidential information of various kinds; including, but not limited to the Company's and Mervyn's (i) employee and personnel data and information, (ii) present, past and future strategies, plans, and proposals (including, but not limited to, the Company's and Mervyn's customer, merchandising, marketing and store operation strategies),
(iii) financial information, and (iv) present, past and future personnel and labor relations strategies, plans, practices, policies, training programs and goals, are valuable, special and unique assets of the Company and Mervyn's. Executive will not, during or after Executive's employment with Mervyn's, disclose or use, or cause or permit to be disclosed or used, any such information, to or by any person, firm, corporation, association or other entity for any reason or purpose other than for the sole benefit of Company.

         Executive represents that he has not removed and will not remove any of the Company's or Mervyn's property from the Company's or Mervyn's premises. This includes but is not limited to business records, manuals, customer lists and records, business forms, personnel lists, information, plans, training material, and records, information regarding suppliers and vendors, marketing and strategy plans, contracts, contract information, correspondence, computer tapes and diskettes, data processing and other computer reports, and business files.

    16.  DETRIMENTAL CONDUCT.     Executive agrees that he will not directly or
indirectly in any manner by word or action defame or slander Mervyn's, the Company or any other subsidiary or division of the Company, or state or utter an untruth or misstatement of fact that materially affects any of or its or their reputations.

    17.  TERMINATION OF PAYMENTS AND BENEFITS.   In addition to other remedies
available to the Company and Mervyn's in the event Executive breaches any of his obligations under this Agreement, (i) the Company shall be relieved of all liability and obligation to make any payments under this Agreement, (ii) all of Executive's stock options, performance shares and restricted stock shall terminate immediately and (iii) the Company may demand the return of any payments theretofore paid to Executive under paragraph 3. Even if payments and benefits are terminated pursuant to this paragraph, Executive's obligation under paragraphs 12, 13, 14, 15 and 16 hereof, and the release set forth in paragraph 18 hereof shall remain in full force and effect.

    18.  RELEASE.

         A. DEFINITIONS. All words used in this Release are intended to have their plain meanings in ordinary English. Specific terms in this Release have the following meanings:

              1) "Executive" includes both Executive and anyone who has or obtains any legal rights or claims through Executive.

              2) "Company" means Dayton Hudson Corporation and Mervyn's and any company related to the Company or Mervyn's in the present or past, any company providing insurance to the Company or Mervyn's in the present or past, any present or past employee benefit plan sponsored by the Company or Mervyn's, the Company's or Mervyn's present or past officers, directors, employees and agents and any person who acted on behalf of the Company or Mervyn's or on instructions from the Company or Mervyn's.

              3) "Executive Claims" means all of the rights Executive has now to any relief of any kind from the Company and/or Mervyn's, whether or not Executive knows about the rights or claims, including without limitation:

                   a. All claims Executive has now arising out of his employment with Mervyn's and/or the Company and his employment termination including, but not limited to, claims for breach of contract; claims for unpaid compensation or benefits; breach of the covenant of good faith and fair dealing; promissory or equitable estoppel; breach of fiduciary duty; violation of the Age Discrimination in Employment Act, Title VII of the Civil Rights Act of 1964, Civil Rights Act of 1991, Section 1981 of the Civil Rights Act of 1866, the Equal Pay Act of 1963, Americans with Disabilities Act, The California Fair Employment and Housing Act and other federal, state, and local civil rights or discrimination laws; violation of the Employee Retirement Income Security Act of 1974; violation of the National Labor Relations Act; harassment; retaliation or reprisal; constructive discharge; invasion of privacy; violation of public policy; Executive's conduct as a "whistleblower"; fraud or misrepresentation; defamation; intentional or negligent infliction of emotional distress; negligence; interference with contractual or business relationships; interference with prospective economic advantage; wrongful termination of employment; assault; battery; and any other claims for unlawful employment practices, including all claims or causes of action in tort or contract;(1) and

                   b. All claims for attorneys' fees and costs and other litigation expenses.

         B. AGREEMENT TO RELEASE EMPLOYEE CLAIMS. In consideration of the Company and Mervyn's having entered into this Agreement, Executive agrees to give up all Executive Claims against the Company and/or Mervyn's as described above. Executive will not bring any lawsuits or make any other demands against the Company and/or Mervyn's based on Executive Claims. The consideration represented by this Agreement is a full and fair payment to Executive for the release of Executive Claims. Neither the Company nor Mervyn's owe Executive anything in addition to what Executive is entitled to pursuant to the Agreement.

    This release shall be a release of all claims, whether known or unknown, and the parties hereby specifically waive and release all rights reserved to them by Section 1542 of the Civil Code of the State of California, which provides as follows:

    "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH A DEBTOR."



_________________________
(1) Any references to government statutes include any amendments to such statutes.

         C.   ADDITIONAL AGREEMENTS AND UNDERSTANDINGS.    Even though the
Company and Mervyn's have agreed to the terms and conditions of this Agreement to obtain Executive's release of Executive Claims against them, neither the Company nor Mervyn's admits that it may be responsible or legally obligated to Executive. In fact, the Company and Mervyn's deny that either is responsible or legally obligated for Executive Claims or that either has engaged in any wrongdoing.

    19.  LOAN REPAYMENT.     Executive acknowledges his obligation to pay the
Company $500,000 (the "Loan") pursuant to the terms of that certain Promissory Note Secured by Deed of Trust, dated July 14, 1993, a copy of which is attached hereto as Exhibit A (the "Note"). Executive further acknowledges that the Loan will become due and payable on the Employment Severance Date, pursuant to paragraph 5(b) of the Note. Accordingly, Executive shall repay the Loan in full on or before the Employment Severance Date; provided however, that Executive shall have the option of repaying the Loan by instructing the Company to reduce the final 40 payments contemplated by paragraph 3 hereof by $12,500 (after tax) each. To exercise that option, Executive must give the Company notice in writing no later that July 15, 1997. Executive agrees that in the event he breaches any of his obligations under this Agreement, such event will be deemed a default under paragraph 6 of the Note and, without in any way limiting other remedies of the Company, the Company may declare the entire $500,000 principal amount of the Loan immediately due and payable. Executive acknowledges and agrees that under those circumstances none of the amounts deducted from his payments pursuant to paragraph 3 hereof shall be credited toward his obligation to repay the Loan.

    20. MISCELLANEOUS. This Agreement shall be binding upon the Company and Mervyn's and its successors and assigns and the Executive, his heirs, executors, successors and assigns. This Agreement embodies the entire Agreement and understandings between the Company and Mervyn's on one hand and Executive on the other, and supersedes all prior agreements and understandings (oral or written) among them relating to the subject matter hereof. The terms of this Agreement may only be modified by an agreement in writing signed by Executive and authorized officers of the Company and Mervyn's respectively.

    21. MINNESOTA LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Minnesota, without giving effect to conflict of laws principles.

    22. SEVERABILITY. Invalidation of any provisions contained in this Agreement, or of the application thereof to any party, by judgement or court order shall in no way affect any of the other provisions hereof or the application thereof to any other party or circumstance and the same shall remain in full force and effect, unless enforcement of this Agreement as so invalidated would be unreasonable or grossly inequitable under all the circumstances or would frustrate the purposes of this Agreement.

                         PLEASE READ CAREFULLY BEFORE SIGNING

    * Executive acknowledges that he has carefully read and understands the terms of this Agreement and that he has been given at least 14 days to consider whether to sign this Agreement. Executive acknowledges that if he signs this Agreement before the end of the 14 day period, it will be Executive's personal, voluntary decision to do so.

    * Executive acknowledges that he has been advised and encouraged to consult with an attorney prior to signing this Agreement.

    * In agreeing to sign this Agreement, Executive acknowledges that he has not relied on any statements or explanations made by Company or its attorneys.

    * Executive understands that if he revokes this Release he will not receive any payments or benefits set forth in paragraphs 3 and 10.

    IN WITNESS WHEREOF the parties have hereto executed this Agreement.

                                       DAYTON HUDSON CORPORATION


Date:   March 12, 1997                 By:     /s/Larry V. Gilpin
                                               ---------------------------
                                       Title:  Executive Vice President
                                               ---------------------------


                                       MERVYN'S


Date:   March 27, 1997                 By:     /s/D.R. Caspersen
                                               ---------------------------
                                       Title   Senior Vice President
                                               Team & Community Relations
                                               ---------------------------


Date:   March 27, 1997                         /s/Paul W. Sauser
                                               ---------------------------
                                                      PAUL W. SAUSER

                                                                EXHIBIT A


                       PROMISSORY NOTE SECURED BY DEED OF TRUST


US $500,000                            Danville, California
                                       July 14, 1993



                                       RECITALS

    A. Paul W. Sauser (hereinafter sometimes referred to as "Employee" and sometimes referred to collectively with Mary Ruth Sauser, his wife, as "the undersigned") is an employee of Mervyn's, a subsidiary of Dayton Hudson Corporation, a Minnesota corporation ("the Company").

    B. Based on the substantial services to be rendered to and for Mervyn's by Employee, the Company has agreed to provide the undersigned a loan in order to assist the undersigned in purchasing a new principal residence in California.

    C. The undersigned have agreed to evidence the loan extended by execution of this note ("Note") and the Deed of Trust of even date herewith (the "Deed of Trust"), by which this Note is secured.

    NOW THEREFORE, FOR VALUE RECEIVED the undersigned promise to pay to the order of the Company at 777 Nicollet Mall, Minneapolis, MN 55402, Attn:
Controller (or such place as the holder hereof may from time to time designate in writing to the undersigned) the principal sum of Five Hundred Thousand United States Dollars (US $500,000) without interest as follows:

    1. PRINCIPAL PAYMENTS. The entire unpaid principal balance of this Note, together with all accrued and unpaid interest thereon, if any, and any and all other sums payable pursuant to this Note or pursuant to the Deed of Trust (as hereinafter defined) shall be due and payable on the fifteenth (15th) anniversary date of this Note in the year 2008. Said date is the "Maturity Date" herein, except that if the unpaid principal balance of this Note should become due and payable at an earlier date under paragraph 5 or paragraph 6, below, then such earlier date shall be the "Maturity Date" herein.

    2.   INTEREST PAYMENTS; LATE CHARGE.    The parties have discussed the
issues raised by the imputed interest rules under the Internal Revenue Code and regulations promulgated thereunder and notwithstanding such Code and regulations have agreed that no interest shall accrue under this Note unless the principal amount, or any portion thereof, is not paid when due. In the event that any amount of the principal of this note is not paid on or before the Maturity Date, (1) interest on such unpaid amount shall accrue from the Maturity Date at the highest rate permissible by law until such delinquent amount is paid in full, such interest being payable

                                          1.

immediately upon demand by the holder hereof, and (2) a late charge equal to five per cent (5%) of the delinquent amount shall be due immediately upon demand by holder.

    3. PROCEEDS. The undersigned warrants that the undersigned will use the principal amount of this Note to purchase a new principal residence in California and for no other purpose.

    4. SECURITY. This Note is secured by the Deed of Trust of even date herewith between the undersigned, as Trustor, Chicago Title Company, as Trustee, and the Company, as Beneficiary, covering that certain real property (the "Real Property") located at 2139 Las Trampas Road, City of Alamo, State of California, and more particularly described in the Deed of Trust.

    5. ACCELERATION. Acceleration under this Note shall occur at the time and in the circumstances provided, below:

         (a) Upon any sale, conveyance, alienation, hypothecation or other transfer or encumbrance of the Real Property or any interest therein, or the cessation of either of the undersigned's occupation of the residence located thereon as a principal residence, whether voluntary or involuntary, the entire unpaid balance of principal and all accrued interest, if any, shall become immediately due and payable.

         (b) The date upon which Employee ceases to be a full-time employee of Mervyn's, whether such cessation of employment is initiated by Employee or Mervyn's, with or without cause, or results from the death of Employee, the entire unpaid balance of principal and all accrued interest, if any, shall become immediately due and payable.

    6. DEFAULT. The undersigned shall be in default hereunder upon the occurrence of any of the following events:

         (a) Any failure of the undersigned to make any payment required under this Note, at the time and in the manner provided herein; or

         (b) Any failure of the undersigned to perform any other obligation under this Note or any of the undersigned's obligations under the Deed of Trust.

    In the event of default, and without in any way limiting any other remedies of the holder hereof, the holder may declare the entire unpaid principal and all accrued interest, if any, immediately due and payable.

    7.   PREPAYMENT.    The undersigned may prepay all or any part of this Note
at any time without penalty.

    8. NO RIGHT TO CONTINUED EMPLOYMENT. Nothing in this Note or in the Deed of Trust that secures this Note shall be construed to confer upon the Employee any right to


                                          2.

continued employment with Mervyn's, the Company, or any other affiliate of the Company. Without limiting the generality of the foregoing, the undersigned expressly acknowledges the undersigned's understanding and agreement that, pursuant to paragraph 5(a) of this Note, a cessation of the Employee's employment will result in an earlier time at which this Note must be paid in full.

    9.   COSTS OF COLLECTION.     The undersigned agrees to pay all costs of
collection of this Note and the Deed of Trust, including attorneys' fees and costs.

    10. GOVERNING LAW. This Note shall be governed by the laws of the State of California as such laws are applied to contracts between California residents entered into and to be performed entirely within said state.

    11. JOINT AND SEVERAL OBLIGATIONS. The obligations of the undersigned under this Note shall be the joint and several obligations of each of the undersigned.

    12. ASSIGNMENT. Each and all provisions of this Note shall inure to the benefit of the Company, its successors and assigns.

    13. NOTICES. Any notice or other communication under this Note shall be in writing, signed by or on behalf of the person giving the notice, and shall be personally delivered or mailed by prepaid certified or registered mail, return receipt requested, to the person or persons to whom such notice is to be given, addressed to such person as follows:

    If to the Company:       Dayton Hudson Corporation
                             777 Nicollet Mall
                             Minneapolis, MN  55402
                             Attn:  Controller


    If to the
    undersigned:             at the address of the Real Property

    In the case of notices personally delivered, such notice shall be deemed to have been effectively given upon the earlier of actual delivery or when delivery has been attempted but cannot be completed. In the case of notices mailed, such notices shall be deemed to have been effectively given upon the earlier to occur of receipt by the addressee or on the third (3rd) business day following the date of mailing. Either party may at any time change its address for notices (and any holder may change the name of the holder) by giving the other party written


                                          3.

notice of such change in accordance with the provisions of this paragraph 13.

    IN WITNESS WHEREOF, the undersigned have executed this Note as of the date first written above.



                                       /s/Paul W. Sauser
                                       ---------------------------------
                                            Paul W. Sauser


                                       /s/Mary Ruth Sauser
                                       ---------------------------------
                                            Mary Ruth Sauser


                                       [SEAL]
                                       /s/Mona A. Johnson


                                          4.